UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Reason for filing form N-CSR/A: Correction of typographical error

Item 1. Report to Shareholders

Limited Duration Inflation Focused Bond Fund	November 30, 2015

The views and opinions in this report were current as of November 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

U.S. Treasury inflation protected securities (TIPS) performed poorly in the last six months as the price declines in oil and other commodities kept headline inflation readings very low. In anticipation of rising U.S. interest rates, the U.S. dollar strengthened versus many currencies, which weighed on import prices and thus further suppressed inflation. While the fund’s non-inflation-indexed holdings performed relatively well in this environment, our charter as an inflation protection strategy made it difficult to avoid the headwinds working against TIPS.

PERFORMANCE AND PORTFOLIO REVIEW

Your fund returned -1.00% in the six-month period ended November 30, 2015. As shown in the Performance Comparison table, the fund performed in line with the Barclays U.S. 1–5 Year Treasury TIPS Index.

The fund, which has been an underlying investment for the T. Rowe Price Retirement and Target Retirement Funds since its inception, is now open for direct investment from the public as well. We would like to welcome all new investors. The fund is intended for investors who are concerned about inflation and have a long-term investment horizon. Relative to strategies benchmarked to the full TIPS index, the fund’s shorter duration should provide more protection in a rising rate environment. The fund also has the flexibility to add income by investing in high-quality fixed rate bonds when the real yields offered by TIPS are very low.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1 percentage point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Investment strategies designed to provide protection against rising inflation have faced a difficult environment as the consumer price index—the basis for TIPS inflation adjustments—registered minimal increases and real (inflation-adjusted) yields remained low. To protect our shareholders in this environment and provide additional income, we made some adjustments to our positioning during the period. We reduced our holdings in TIPS from about 76% of fund assets to 68% while increasing our holdings in investment-grade corporate bonds, which now make up 19% of the portfolio. We also added to our asset-backed securities (ABS) positions.

Our ability to invest in high-quality credit sectors, which are fixed income segments that yield more than TIPS and other government bonds but are not indexed to inflation, proved beneficial during the period. Specifically, our positions in corporate bonds, ABS, and commercial mortgage-backed securities (CMBS) helped our relative performance and generated income. By using T. Rowe Price’s extensive research capabilities, we have been able to add higher-quality bonds that will provide income without unnecessarily expanding the risk profile of the portfolio.

Security selection among TIPS also added value for the fund, as our positioning in intermediate and longer maturities helped us bypass low real yields and the volatility that resulted from low or negative inflation readings. To further diversify the portfolio and to benefit from inflation trends elsewhere, we periodically invest in non-U.S. inflation-indexed bonds. In most cases, they also offer higher yields than comparable TIPS. Over the six-month period, our investments in Mexican inflation-linked securities helped our results. Broad dollar strength, however, offset the benefit of holding these higher-yielding instruments and motivated a reduction in our nondollar positions.

Regarding the fund’s income: The fund’s SEC yield remained relatively low. (Please see the Portfolio Characteristics table on page 3.) A major reason for this is that TIPS typically have lower yields than conventional Treasuries, whose yields are already very low. Falling consumer prices can actually reverse inflation accretion as a source of income. Another factor is that when we calculate the fund’s yield, we do not adjust it for anticipated inflation. Inflation readings fluctuate from month to month, and inflation cannot be forecast with enough precision to be included in the yield calculation. While some fund companies may choose to incorporate an inflation projection when calculating the yield on their inflation protected bond funds, we do not because we prefer to be conservative with our accounting practices.

ECONOMY AND INTEREST RATES

The U.S. economy bounced back from a sluggish first quarter and grew at a moderate pace during our reporting period, even amid a global slowdown. Gross domestic product expanded at a 2.1% annual rate in the third quarter of 2015, the Commerce Department reported at the end of November, which followed a 3.9% pace in the second quarter. Nonfarm payrolls grew at an average monthly pace of 215,000 during the six-month period ending in October. The unemployment rate declined to 5.0%—its lowest level since the spring of 2008—versus the 5.4% jobless rate at the start of the reporting period, and wages have recently shown some signs of accelerating. However, the labor force participation rate remained at historically low levels.

Inflation was subdued and ran well below the Fed’s 2% target over the past year, largely as a result of a stronger U.S. dollar and tumbling crude oil prices. For the 12 months ended October 31, the consumer price index (CPI) increased just 0.2%, held back by a 17% decline in energy prices during the period. Core CPI, which excludes volatile food and energy prices, rose 1.9% during the 12-month period, which is much closer to the Fed’s inflation objective.

Nominal interest rates on conventional Treasury securities with intermediate- and long-term maturities modestly increased over the last six months. The yield on the 10-year U.S. Treasury note, for example, finished higher during our reporting period. After starting at 2.12% at the end of May, the yield reached a high point of nearly 2.50% in June as concerns rose over the possibility of an imminent rate increase. It then dipped to a low of just under 2% in October during a risk-averse environment that resulted from worries about a slowdown in global growth (bond prices and yields move in opposite directions). The Fed’s October 28 statement, which pointed toward a rate increase by the end of the year, followed by a robust employment report caused another sell-off in Treasuries, and the 10-year yield finished November at 2.21%. Five-year Treasury yields fell from 1.49% at the end of May to 1.37% in September before rising again to finish the period at 1.65%, as shown in the Interest Rate Levels chart.

In contrast, real yields on five-year TIPS increased 45 basis points, from -0.15% to 0.30%, during the reporting period. (One hundred basis points equal one percentage point.) Five-year real yields have not had a sustained move above 0% for quite some time.

Long-term inflation expectations further declined over the last six months due to factors we mentioned earlier: slowing global growth, a stronger dollar, and falling oil prices. At the end of November 2015, the difference between a 10-year TIPS yielding 0.62% and a conventional 10-year Treasury note yielding 2.21% was 159 basis points versus 180 basis points six months ago and 179 basis points one year ago. The difference between a five-year TIPS yielding 0.30% and a conventional five-year Treasury note yielding 1.65% was 135 basis points versus 164 basis points six months ago and 150 basis points one year ago. These arithmetic differences are quick proxies of the market’s inflation expectations over the respective periods. As we have discussed previously, unless actual inflation runs higher than what is priced in the market or inflation expectations move higher, TIPS struggle to deliver a higher return than comparable Treasuries. Add factors that pressure real yields higher, such as a change in Fed policy, and the asset class can truly disappoint. This is what has happened over the past year.

OUTLOOK

The Fed ended speculation about when rate hikes would begin by deciding at its December meeting, after our reporting period ended, to raise short-term interest rates by 0.25 percentage points. Now that the first rate hike is out of the way, Fed officials are likely to take some time assessing its impact on financial markets and economic conditions. The challenge for the Fed as it normalizes monetary policy will be to determine the appropriate pace, timing, and magnitude of rate increases so as to not stifle the improving economy. We believe the Fed may be willing to tolerate higher inflation, and thus restrain its rate hikes, so that the economic recovery continues. This would be a supportive environment for TIPS. On the other hand, if the Fed starts raising nominal interest rates aggressively, real rates will increase also, and the environment for TIPS will be more difficult. In some respects, it will be like a footrace, with higher inflation and current yield trying to outdistance the negative impact higher real rates would have on TIPS’ prices. “Gradual,” to borrow a term from the Fed to describe the pace of policy change, is preferred.

While recent results in the TIPS market have been disappointing, investors should remember that an investment in TIPS can help preserve real value in their portfolio over longer time periods. It is difficult for our inflation protection strategy to avoid the headwinds in the current low-inflation environment, but we are attempting to extract as much value as the market will allow while maintaining a high-quality portfolio and protecting shareholder value. We will remain disciplined in our investment approach and, as we mentioned earlier, use the firm’s broad credit research capabilities to limit the risk profile of the portfolio.

We will continue to look for investment opportunities to help diversify the portfolio and offset the risk of rising real yields. These include high-quality U.S. corporate bonds and other fixed income securities with yields that are attractive relative to nominal Treasuries and TIPS with comparable maturities. When appropriate, we will also invest in nominal or inflation-indexed non-U.S. bonds or currencies to take advantage of favorable inflation, interest rate, or currency trends in other countries.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 18, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield-to-maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield-to-maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.

GLOSSARY

Barclays U.S. 1–5 Year Treasury TIPS Index: An index that tracks the performance of U.S. Treasury inflation protected securities that have a remaining maturity of one to five years.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Consumer price index (CPI): A measure of the average change over time in the prices paid by urban consumers for a representative basket of goods and services.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: The excess of the current interest rate over the current inflation rate.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 19.0%		
Advertising 0.3%		
Omnicom Group, 4.45%, 8/15/20	19,172	20,563
		20,563
Aerospace & Defense 0.2%		
Harris, 1.999%, 4/27/18	15,820	15,653
		15,653
Airlines 0.3%		
Southwest Airlines, 5.125%, 3/1/17	12,675	13,249
Southwest Airlines, 5.75%, 12/15/16	10,291	10,765
		24,014
Automotive 1.6%		
Daimler Finance North America, 1.125%, 3/10/17 (1)	4,450	4,418
Daimler Finance North America, 1.65%, 3/2/18 (1)	29,770	29,533
Ford Motor Credit, 1.684%, 9/8/17	10,220	10,124
Ford Motor Credit, 1.70%, 5/9/16	7,170	7,184
Ford Motor Credit, 2.24%, 6/15/18	18,175	18,050
Ford Motor Credit, VR, 1.095%, 1/17/17	4,510	4,485
Hyundai Capital America, 1.875%, 8/9/16 (1)	8,280	8,298
Hyundai Capital America, 2.40%, 10/30/18 (1)	20,795	20,759
Hyundai Capital Services, 4.375%, 7/27/16 (1)	7,735	7,885
Toyota Motor Credit, 1.55%, 7/13/18	6,450	6,451
		117,187
Banking 5.5%		
Abbey National Treasury Services, 2.00%, 8/24/18	24,665	24,520
Bank of America, 1.70%, 8/25/17	12,395	12,401
Bank of America, 1.75%, 6/5/18	24,805	24,761
Bank of America, 3.75%, 7/12/16	16,090	16,360

Bank of America, 5.65%, 5/1/18	5,460	5,921
Bank of Tokyo-Mitsubishi, 2.15%, 9/14/18 (1)	8,005	7,998
Banque Federale Credit Mutuel, 1.70%, 1/20/17 (1)	13,180	13,190
Barclays Bank, 6.05%, 12/4/17 (1)	8,431	9,009
BPCE, 1.625%, 1/26/18	6,370	6,337
Capital One National Association, 1.65%, 2/5/18	17,420	17,282
Capital One National Association, 2.35%, 8/17/18	15,215	15,206
Citigroup, 1.55%, 8/14/17	5,855	5,852
Citigroup, 1.70%, 4/27/18	16,385	16,319
Citigroup, 1.85%, 11/24/17	14,255	14,282
Credit Suisse, 1.70%, 4/27/18	12,435	12,393
Discover Bank, 2.60%, 11/13/18	4,900	4,902
Discover Bank, 3.10%, 6/4/20	11,655	11,749
Discover Bank, 7.00%, 4/15/20	5,715	6,529
Discover Financial Servicers, 6.45%, 6/12/17	4,139	4,407
Fifth Third Bancorp, 3.625%, 1/25/16	1,230	1,235
Fifth Third Bank, 1.15%, 11/18/16	5,165	5,168
Goldman Sachs, 6.25%, 9/1/17	43,282	46,720
Itau Unibanco Holding, 2.85%, 5/26/18 (1)	9,440	8,909
JPMorgan Chase, 2.00%, 8/15/17	22,390	22,535
Mizuho Bank, 2.15%, 10/20/18 (1)	7,370	7,365
Morgan Stanley, 2.125%, 4/25/18	30,035	30,232
Morgan Stanley, VR, 1.17%, 1/24/19	29,745	29,648
Nordea Bank, 1.875%, 9/17/18 (1)	8,155	8,142
Regions Bank, 2.25%, 9/14/18	4,750	4,760
Regions Financial, 2.00%, 5/15/18	9,303	9,271
Santander U.K., 2.875%, 10/16/20	3,445	3,446
		406,849

Exploration & Production 0.0%		
Nabors Industries, 2.35%, 9/15/16	1,845	1,843
		1,843
Financial 0.9%		
American Express, 1.55%, 5/22/18	18,582	18,495
Fidelity National Financial, 6.60%, 5/15/17	3,695	3,921
General Motors Financial, 3.10%, 1/15/19	7,260	7,251
General Motors Financial, 3.15%, 1/15/20	16,315	16,091
General Motors Financial, 4.75%, 8/15/17	16,865	17,476
International Lease Finance, VR, 2.287%, 6/15/16	7,425	7,416
		70,650
Food Processing 0.2%		
Bunge Limited Finance, 3.20%, 6/15/17	1,475	1,493
Bunge Limited Finance, 4.10%, 3/15/16	11,835	11,934
		13,427
Food/Tobacco 0.5%		
Heinz, 2.00%, 7/2/18 (1)	10,990	10,995
Imperial Tobacco Finance, 2.05%, 7/20/18 (1)	12,665	12,642
Reynolds American, 2.30%, 6/12/18	10,680	10,818
Tyson Foods, 2.65%, 8/15/19	3,040	3,062
		37,517
Gas & Gas Transmission 0.1%		
Enterprise Products Operations, 1.65%, 5/7/18	5,315	5,250
		5,250
Health Care 1.3%		
Actavis Funding, 1.30%, 6/15/17	2,320	2,294

Actavis Funding, 2.35%, 3/12/18	39,120	39,437
Allergan, 1.875%, 10/1/17	3,790	3,796
Anthem, 2.375%, 2/15/17	2,750	2,777
Life Technologies, 3.50%, 1/15/16	8,175	8,202
Thermo Fisher Scientific, 1.30%, 2/1/17	28,965	28,905
Zimmer Holdings, 2.00%, 4/1/18	13,035	13,016
		98,427
Information Technology 0.2%		
Avnet Electronic, 6.625%, 9/15/16	9,450	9,822
Juniper Networks, 3.10%, 3/15/16	1,935	1,946
		11,768
Insurance 0.5%		
CNA Financial, 6.50%, 8/15/16	19,350	20,062
New York Life Global Funding, 1.55%, 11/2/18 (1)	15,840	15,744
		35,806
Investment Dealers 0.2%		
Merrill Lynch, 6.40%, 8/28/17	11,600	12,530
		12,530
Manufacturing 0.4%		
Caterpillar Financial Services, 1.70%, 6/16/18	25,965	26,001
Roper Industries, 2.05%, 10/1/18	7,420	7,375
		33,376
Metals & Mining 0.4%		
Anglo American Capital, VR, 1.271%, 4/15/16 (1)	6,070	6,045
Shenhua Overseas Capital, 2.50%, 1/20/18	17,380	17,374

Vale Overseas, 6.25%, 1/23/17	5,925	6,036
		29,455
Petroleum 0.1%		
CNOOC Finance 2013, 1.125%, 5/9/16	1,905	1,903
CNOOC Finance 2014, 1.625%, 4/30/17	6,285	6,262
		8,165
Pharmaceuticals 0.1%		
Baxalta, 2.00%, 6/22/18 (1)	2,415	2,397
Biogen Idec, 2.90%, 9/15/20	7,005	7,020
		9,417
Printing & Publishing 0.0%		
McGraw Hill Financial, 2.50%, 8/15/18 (1)	3,270	3,294
		3,294
Publishing 0.0%		
Thomson Reuters, 0.875%, 5/23/16	3,260	3,260
		3,260
Real Estate Investment Trust Securities 0.3%		
American Campus Communities Operating Partnership 3.35%, 10/1/20	6,235	6,254
Ventas Realty, 1.25%, 4/17/17	5,090	5,060
Ventas Realty, 1.55%, 9/26/16	5,220	5,237
WEA Finance, 3.25%, 10/5/20 (1)	3,185	3,208
		19,759
Retail 0.4%		
CVS Caremark, 1.90%, 7/20/18	14,950	15,033

CVS Caremark, 2.80%, 7/20/20	16,420	16,640
		31,673
Transportation 0.7%		
GATX, 1.25%, 3/4/17	8,095	8,030
GATX, 2.375%, 7/30/18	7,620	7,591
GATX, 2.50%, 3/15/19	2,480	2,453
GATX, 3.50%, 7/15/16	4,830	4,895
Kansas City Southern Mexico, VR, 1.023%, 10/28/16	13,400	13,273
Penske Truck Leasing, 2.50%, 3/15/16 (1)	2,450	2,459
Penske Truck Leasing, 2.875%, 7/17/18 (1)	2,885	2,912
Penske Truck Leasing, 3.375%, 3/15/18 (1)	3,520	3,591
Penske Truck Leasing, 3.75%, 5/11/17 (1)	4,460	4,569
		49,773
Transportation Services 0.2%		
ERAC USA Finance, 2.75%, 3/15/17 (1)	1,225	1,243
ERAC USA Finance, 2.80%, 11/1/18 (1)	4,095	4,153
ERAC USA Finance, 6.375%, 10/15/17 (1)	2,290	2,474
HPHT Finance 15, 2.25%, 3/17/18 (1)	6,250	6,218
		14,088
Utilities 0.5%		
PPL Capital Funding, 1.90%, 6/1/18	4,268	4,240
Southern Power Company, 1.50%, 6/1/18	27,720	27,210
Southern Power Company, 1.85%, 12/1/17	3,775	3,777
		35,227
Wireless Communications 0.8%		
America Movil, VR, 1.336%, 9/12/16	12,640	12,642
Crown Castle Towers, 6.113%, 1/15/40 (1)	6,035	6,631

SBA Tower Trust, 2.24%, 4/15/43 (1)	20,218	20,150
SBA Tower Trust, 2.933%, 12/15/42 (1)	7,485	7,530
SBA Tower Trust, 3.156%, 10/15/45 (1)	15,325	15,130
		62,083
Total Corporate Bonds (Cost $1,422,494)		1,416,340

ASSET-BACKED SECURITIES 6.1%

Auto Backed 2.5%

Ally Master Owner Trust Series 2014-4, Class A2 1.43%, 6/17/19	31,610	31,538
AmeriCredit Automobile Receivables Trust Series 2014-2, Class B 1.60%, 7/8/19	7,815	7,803
AmeriCredit Automobile Receivables Trust Series 2015-4, Class A3 1.70%, 7/8/20	6,780	6,764
Capital Auto Receivables Asset Trust Series 2014-1, Class A3 1.32%, 6/20/18	7,420	7,424
Capital Auto Receivables Asset Trust Series 2015-2, Class A3 1.73%, 9/20/19	13,290	13,253
Capital Auto Receivables Asset Trust Series 2015-4, Class A3 1.83%, 3/20/20	14,435	14,338
CarMax Auto Owner Trust Series 2014-1, Class B 1.69%, 8/15/19	1,070	1,067
CarMax Auto Owner Trust Series 2014-1, Class C 1.93%, 11/15/19	1,525	1,516
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (1)	684	682

Equipment Lease Heavy Duty 0.6%		
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (1)	4,051	4,038
CCG Receivables Trust Series 2015-1, Class A3 1.92%, 1/17/23 (1)	22,790	22,759
GE Equipment Transportation Series 2014-1, Class A4 1.48%, 8/23/22	6,940	6,917
MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (1)	12,350	12,313
		46,027
Equipment Lease Small 0.4%		
Ascentium Equipment Receivables Series 2015-1A, Class A2 1.15%, 7/10/17 (1)	10,123	10,103
Ascentium Equipment Receivables Series 2015-2A, Class A3 1.93%, 3/11/19 (1)	21,810	21,686
		31,789
Other Asset-Backed Securities 1.9%		
CKE Restaurants Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	16,074	16,305
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (1)	11,022	11,000
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (1)	6,641	6,638
Diamond Resorts Owner Trust Series 2015-1, Class A 2.73%, 7/20/27 (1)	14,407	14,308

Diamond Resorts Owner Trust Series 2015-2, Class A 2.99%, 5/22/28 (1)	8,505	8,502
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	10,211	10,561
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (1)	4,131	4,080
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	5,881	5,789
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	1,175	1,158
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	1,687	1,677
Sierra Receivables Funding Series 2014-2A, Class A 2.05%, 6/20/31 (1)	7,584	7,607
Sierra Receivables Funding Series 2014-3A, Class A 2.30%, 10/20/31 (1)	5,252	5,255
Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (1)	10,895	10,814
Sierra Receivables Funding Series 2015-2A, Class A 2.43%, 6/20/32 (1)	12,255	12,098
Sierra Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (1)	6,410	6,334
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (1)	17,130	17,210
		139,336

Student Loan 0.2%		
SLM Student Loan Trust Series 2008-4, Class A4, VR 1.97%, 7/25/22	1,030	1,036
SLM Student Loan Trust Series 2008-5, Class A4, VR 2.02%, 7/25/23	8,815	8,875
SLM Student Loan Trust Series 2008-9, Class A, VR 1.82%, 4/25/23	6,575	6,610
		16,521
Total Asset-Backed Securities (Cost $456,442)		454,424
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 4.2%		
Commercial Mortgage-Backed Securities 2.2%		
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, 12/11/38	3,655	3,735
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A1 1.242%, 5/10/47	4,208	4,181
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class A1 1.392%, 7/10/47	3,341	3,321
Commercial Mortgage PTC Series 2014-CR17, Class A1 1.275%, 5/10/47	3,866	3,841
Commercial Mortgage PTC Series 2014-CR18, Class A1 1.442%, 7/15/47	3,505	3,478
Commercial Mortgage PTC Series 2014-CR19, Class A1 1.415%, 8/10/47	5,796	5,695

Commercial Mortgage PTC Series 2014-CR20, Class A1 1.324%, 11/10/47	3,272	3,204
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.047%, 2/13/32 (1)	4,295	4,267
Commercial Mortgage PTC Series 2014-UBS4, Class A1 1.309%, 8/10/47	2,116	2,099
Commercial Mortgage PTC Series 2015-LC23, Class A2 3.221%, 10/10/53	18,545	19,181
Commercial Mortgage PTC Series 2015-PC1, Class A2 3.148%, 7/10/50	12,315	12,744
Goldman Sachs Mortgage Securities II Series 2013-GC13, Class A1 1.206%, 7/10/46	1,351	1,347
Goldman Sachs Mortgage Securities II Series 2014-GC20, Class A1 1.343%, 4/10/47	2,436	2,414
Goldman Sachs Mortgage Securities II Series 2014-GC22, Class A1 1.29%, 6/10/47	3,691	3,662
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2013-C14, Class A1 1.26%, 8/15/46	3,749	3,741
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C19, Class A1 1.266%, 4/15/47	4,516	4,497
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C21, Class A1 1.322%, 8/15/47	2,252	2,243
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Series 2014-C22, Class A1 1.451%, 9/15/47	2,062	2,053
JPMorgan Chase Commercial Mortgage Securities Series 2013-C13, Class A1 1.303%, 1/15/46	938	938

JPMorgan Chase Commercial Mortgage Securities Series 2014-C20, Class A1 1.268%, 7/15/47	2,945	2,922
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, 1/15/31	105	106
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	934	934
Merrill Lynch/Countrywide CMBS Series 2006-2, Class A4, ARM 6.073%, 6/12/46	4,076	4,109
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A1 1.25%, 2/15/47	1,519	1,507
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A1 1.294%, 6/15/47	3,014	2,990
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A1 1.551%, 8/15/47	4,469	4,446
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class A1 1.98%, 12/15/47	18,610	18,595
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A2 3.02%, 7/15/58	23,575	24,219
WF-RBS Commercial Mortgage Trust Series 2013-UBS1, Class A1 1.122%, 3/15/46	1,954	1,941
WF-RBS Commercial Mortgage Trust Series 2014-C20, Class A1 1.283%, 5/15/47	7,243	7,179
WF-RBS Commercial Mortgage Trust Series 2014-C21, Class A1 1.413%, 8/15/47	6,067	6,031
WF-RBS Commercial Mortgage Trust Series 2014-C24, Class A1 1.39%, 11/15/47	1,773	1,758

WF-RBS Commercial Mortgage Trust Series 2014-LC14, Class A1 1.193%, 3/15/47	2,326	2,312
		165,690
Home Equity Loans Backed 0.0%		
BankBoston Home Equity Loan Trust Series 1998-2, Class A6, ARM 6.64%, 12/25/28	106	106
Chase Funding Mortgage Loan Series 2002-4, Class 2A1, ARM 0.961%, 10/25/32	35	33
Residential Asset Mortgage Products Series 2003-RZ2, Class A1, CMO, ARM 4.10%, 4/25/33	67	67
		206
Whole Loans Backed 2.0%		
Banc of America Mortgage Securities Series 2004-H, Class 2A2, ARM 2.811%, 9/25/34	268	263
Banc of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.628%, 2/25/34	55	55
Connecticut Avenue Securities Series 2014-C04, Class 1M1, CMO, ARM 2.171%, 11/25/24	5,549	5,574
Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.321%, 11/25/24	2,695	2,711
Connecticut Avenue Securities Series 2015-C01, Class 1M1, CMO, ARM 1.721%, 2/25/25	2,729	2,733
Connecticut Avenue Securities Series 2015-C01, Class 2M1, CMO, ARM 1.721%, 2/25/25	938	938

Connecticut Avenue Securities Series 2015-C03, Class 1M1, CMO, ARM 1.721%, 7/25/25	5,703	5,718
Connecticut Avenue Securities Series 2015-C03, Class 2M1, CMO, ARM 1.721%, 7/25/25	12,734	12,734
Connecticut Avenue Securities Series 2015-C04, Class 1M1, CMO, ARM 1.821%, 4/25/28	15,343	15,365
Goldman Sachs Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 2.491%, 7/25/44 (1)	3,792	3,772
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1, CMO, ARM 1.671%, 9/25/24	8,836	8,874
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1, CMO, ARM 1.871%, 10/25/24	3,609	3,614
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M1, CMO, ARM 1.121%, 10/25/27	7,941	7,907
Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M1, ARM 1.371%, 12/25/27	17,987	17,978
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M1, ARM 1.571%, 4/25/28	7,318	7,323
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M1, CMO, ARM 1.271%, 3/25/25	1,842	1,839
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M1, ARM 1.321%, 5/25/25	4,765	4,760
Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M2, ARM 2.871%, 3/25/28	17,425	17,403
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (1)	14,632	14,632

Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (1)	13,096	13,028
WaMu Mortgage PTC Series 2005-4, Class CB1, CMO, ARM 0.671%, 6/25/35	17	13
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.58%, 9/25/35	254	253
Wells Fargo Mortgage Backed Securitization Trust Series 2004-G, Class A3, CMO, ARM 2.727%, 6/25/34	169	169
		147,656
Total Non-U.S. Government Mortgage-Backed Securities (Cost $315,190)		313,552

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.0%

U.S. Government Agency Obligations 0.0% (2)

Federal Home Loan Mortgage, 6.00%, 12/1/19	4	4
Federal Home Loan Mortgage, ARM		
2.245%, 1/1/36	8	8
2.375%, 7/1/38	33	35
2.503%, 10/1/33	—	1
2.539%, 2/1/34	7	8
2.586%, 2/1/33	1	1
2.617%, 11/1/35	21	22
6.079%, 11/1/36	43	46
Federal Home Loan Mortgage, CMO, 6.50%, 11/15/20	6	6
Federal Home Loan Mortgage, CMO, VR, 6.28%, 10/27/31	15	17
Federal National Mortgage Assn., 7.00%, 10/1/23	4	4
Federal National Mortgage Assn., ARM		
1.861%, 12/1/35	9	9

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $7,514,623)	$ 7,448,319
Interest receivable	16,997
Receivable for investment securities sold	7,529
Cash	1,199
Unrealized gain on forward currency exchange contracts	176
Receivable for shares sold	173
Due from affiliates	73
Other assets	84
Total assets	7,474,550
Liabilities	
Unrealized loss on bilateral swaps	8,402
Written options (premiums $5,289)	5,289
Payable for shares redeemed	4,507
Payable for investment securities purchased	4,095
Investment management fees payable	2,076
Due to affiliates	433
Variation margin payable on futures contracts	152
Other liabilities	1,792
Total liabilities	26,746
NET ASSETS	$ 7,447,804
Net Assets Consist of:	
Undistributed net investment income	$ 149
Accumulated undistributed net realized loss	(91,638)
Net unrealized loss	(77,622)
Paid-in capital applicable to 1,500,420,043 shares of $0.0001 par value capital stock outstanding; 3,000,000,000 shares authorized	7,616,915
NET ASSETS	$ 7,447,804

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. (the fund), formerly the T. Rowe Price Inflation Focused Bond Fund, Inc., is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. As of October 1, 2015, the fund is open to public investments. Previously, the fund was available for investment only by mutual funds and college savings plans managed by T. Rowe Price Associates, Inc., or its affiliates. The fund has two classes of shares: the Limited Duration Inflation Focused Bond Fund original share class, referred to in this report as the Investor Class, offered since September 29, 2006, and the Limited Duration Inflation Focused Bond Fund–I Class (I Class), offered since September 29, 2015. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class. Pursuant to shareholder approval, effective September 29, 2015, the fund’s investment objective was modified to place more emphasis on responding to inflation than minimizing fluctuations in principal value; the fund seeks a level of income that is consistent with the current rate of inflation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2015, securities valued at $8,334,000 had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2015, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of November 30, 2015, securities valued at $10,213,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 3% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 18% and 26% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 8% of net assets. Transactions in written options and related premiums received during the six months ended November 30, 2015, were as follows:

Swaps The fund is subject to inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 4% and 6% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,074,701,000 and $463,078,000 respectively, for the six months ended November 30, 2015. Purchases and sales of U.S. government securities aggregated $1,575,776,000 and $1,926,878,000, respectively, for the six months ended November 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2015, the fund had $41,404,000 of available capital loss carryforwards.

At November 30, 2015, the cost of investments for federal income tax purposes was $7,516,337. Net unrealized loss aggregated $79,337,000 at period-end, of which $3,556,000 related to appreciated investments and $82,893,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2015, the effective annual group fee rate was 0.29%. Prior to September 1, 2015, the fund operated under an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets which covered investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses.

Effective September 1, 2015, the Investor Class is subject to a contractual expense limitation through September 30, 2017. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2017, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $139,000 expenses were waived/paid by Price Associates during the six months ended November 30, 2015. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $139,000 remain subject to repayment by the fund at November 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. From September 1, 2015 through November 30, 2015, expenses incurred pursuant to these service agreements were $15,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. From September 1, 2015 through November 30, 2015, the fund was charged $364,000 for shareholder servicing costs related to the college savings plans, of which $259,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Prior to September 1, 2015, shareholder servicing costs allocated to the fund were borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At November 30, 2015, approximately 14% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. From September 1, 2015 through November 30, 2015, the fund was allocated $40,000 of Spectrum Funds’ expenses and $2,504,000 of Retirement Funds’ expenses. Of these amounts, $995,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Prior to September 1, 2015, expenses allocated to the fund under these special servicing agreements were borne by Price Associates, pursuant to its all-inclusive fee agreement. At November 30, 2015, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 83% were held by the Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2015, approximately 65% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 29, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 29, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 29, 2016